Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, the President and Chief Executive Officer of American Science & Engineering, Inc. (the “Company”), does hereby certify that to the undersigned’s knowledge:

1.             the Company’s Report on Form 10-Q for the quarter ended June 30, 2010 (the “10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             the information contained in the 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 9, 2010	/s/ Anthony R. Fabiano
Anthony R. Fabiano President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to American Science & Engineering, Inc. and will be retained by American Science & Engineering, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.